EXHIBIT 2
         to Schedule 13D/A


                  SENIOR NOTE AND WARRANT CONVERSION AGREEMENT


         This SENIOR NOTE AND WARRANT CONVERSION AGREEMENT (this "AGREEMENT"), dated as of February 28, 2005, is entered into by and among CSQ Holding Company, a Delaware corporation ("NEWCO"), Cardiac Science, Inc., a Delaware corporation ("CSI"), and those purchasers whose names are listed on the signature pages hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

                                    RECITALS

         WHEREAS, pursuant to that certain Senior Note and Warrant Purchase Agreement, dated as of May 29, 2002, as amended July 1, 2003, as further amended March 15, 2004, as amended again January 28, 2005 (the "PURCHASE AGREEMENT"), by and among CSI and the Purchasers, the Purchasers purchased from CSI senior notes in the aggregate principal amount of fifty million dollars ($50,000,000) (the "SENIOR NOTES") and warrants to purchase an aggregate of 13,438,599 shares of CSI common stock (the "WARRANTS");

         WHEREAS, in connection with the issuance of the Senior Notes, (i) CSI, its subsidiaries and the Purchasers entered into that certain Security Agreement, dated as of May 30, 2002 (the "SECURITY AGREEMENT"), (ii) CSI, the Purchasers, and other signatories thereto entered into that certain Registration Rights Agreement, dated as of May 30, 2002, as amended and restated on July 20, 2004, as further amended and restated in accordance with Section 8 below (the "REGISTRATION RIGHTS AGREEMENT"), and (iii) CSI's subsidiaries each entered into those certain Guaranties, dated as of May 30, 2002, in favor of the Purchasers (each a "GUARANTY," collectively, the "GUARANTIES," and referred to collectively with the Security Agreement as the "ANCILLARY AGREEMENTS");

         WHEREAS, each Purchaser currently owns all right, title and interest to the Senior Note in the principal amount set forth by such Purchaser's name on EXHIBIT A and currently owns all right, title and interest to the Warrants set forth by such Purchaser's name on EXHIBIT B;

         WHEREAS, CSI, Newco, Quinton Cardiology Systems, Inc., a Delaware corporation ("QUINTON"), Rhythm Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Newco ("QUINTON MERGER SUB"), and Heart Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Newco ("CSI MERGER SUB"), have entered into that certain Agreement and Plan of Merger, dated of even date herewith (the "MERGER Agreement"), pursuant to which, among other things, Quinton Merger Sub will merge with and into Quinton, and Quinton will thereafter merge with and into Newco, with Newco being the surviving corporation, and CSI Merger Sub will merge with and into CSI, with CSI surviving as a wholly-owned subsidiary of Newco (collectively, the "Mergers"); and

         WHEREAS, the Purchasers, CSI and Newco desire to cancel the Senior Notes and Warrants in connection with the Merger in exchange for certain consideration as set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement, a true and complete copy of which has been delivered to the Purchasers on the date hereof.

                 "ACCRETED VALUE" shall mean the adjusted issue price (within the meaning of Section 1272 of the Internal Revenue Code, as amended in 1986) plus any accrued unpaid interest not included therein.

         2. CANCELLATION OF SENIOR NOTES AND WARRANTS. The Purchasers hereby agree and acknowledge that concurrently with the Effective Time (the "CONVERSION TIME"), each Senior Note and Warrant held by the Purchasers shall be automatically cancelled and terminated and shall be converted into the right to receive the Senior Note and Warrant Consideration (as defined in Section 3 below) payable with respect to such Senior Notes and Warrants (the "NOTE AND WARRANT CONVERSION").

         3. SENIOR NOTE AND WARRANT CONSIDERATION. The consideration to which the Purchasers shall be entitled as a result of the cancellation and termination of the Senior Notes and Warrants, and the releases and waivers set forth in this Agreement, shall consist of the following: (i) an aggregate of twenty million dollars ($20,000,000), payable by Newco in cash immediately following the Conversion Time, in the amounts set forth by each Purchaser's name on EXHIBIT C hereto (the "CASH PAYMENT"), in exchange for each Purchaser's pro rata portion of Senior Notes in an aggregate amount equal to twenty million dollars ($20,000,000) of the Accreted Value of the Senior Notes and (ii) such number of shares of Newco common stock (rounded down to the nearest whole share) as is determined by multiplying (A) the quotient obtained by dividing Fifty-Three Million Seven Hundred Fifty Thousand Dollars ($53,750,000) by the closing sales price per share for CSI common stock as reported on the Nasdaq National Market on the trading date immediately preceding the date of this Agreement, which is $1.89, by (B) the Cardiac Exchange Ratio, as set forth by each Purchaser's name on EXHIBIT D hereto (the "SHARES" and, collectively with the "CASH PAYMENT," the "SENIOR NOTE AND WARRANT CONSIDERATION"). A portion of the Shares received by the Purchasers under (ii) above in an amount equal to the Accreted Value of the Senior Notes minus cash paid under (i) above shall be received in exchange for the Senior Notes and the balance of such Shares shall be received in exchange for the Warrants. The parties hereto hereby agree that for all purposes the Senior Note and Warrant Consideration (including the entire Cash Payment) will be allocated to the Senior Notes up to the Accreted Value of the Senior Notes, with any remaining consideration allocated to the Warrants. The Shares shall be issued to the Purchasers concurrently with shares of Newco common stock to be issued at the Conversion Time to the former stockholders of CSI.

         4. CLOSING; CLOSING CONDITIONS. The closing of the Note and Warrant Conversion (the "CLOSING") shall occur concurrently with, and subject to the occurrence of, the Effective Time; PROVIDED, that unless otherwise agreed to in writing by the Purchasers holding a majority of the outstanding principal amount of Senior Notes, the Closing shall not occur prior to July 31, 2005. The Closing shall be further conditioned upon the following:

                 (a) the applicable waiting period(s) under the HSR Act with respect to the Note and Warrant Conversion, if applicable, shall have expired or been terminated; and

                 (b) the Merger Agreement shall not have been amended, modified or waived in any manner that adversely affects the rights and obligations of the Purchasers without the consent of the Purchasers holding a majority of the outstanding principal amount of the Senior Notes.

         5.      RELEASES; WAIVERS; ACKNOWLEDGMENTS.

                 (a) The Purchasers, on behalf of themselves, and on behalf of all predecessors, successors, assigns, representatives or agents of the Purchasers, to the fullest extent permitted by law, hereby acknowledge that the Senior Note and Warrant Consideration is in full satisfaction of any and all rights the Purchasers may have with respect to the Senior Notes and Warrants, including the right to demand or receive payment for all unpaid principal and any accrued and unpaid interest under the Senior Notes (other than the Senior Note and Warrant Consideration) and the right to purchase shares of CSI common stock under the Warrants and, solely in their respective capacities as holders of the Senior Notes or holders of the Warrants, effective solely upon full receipt by the Purchasers of the Senior Note and Warrant Consideration, hereby release CSI, Newco and their respective successors and assigns (collectively, the "PURCHASER RELEASEES"), from any and all obligations they would otherwise have with respect to the Senior Notes and Warrants (other than with respect to any obligations arising under this Agreement or the Registration Rights Agreement) (the "PURCHASER RELEASED Claims"). The Purchasers acknowledge that they have been advised by legal counsel and have read and understand and waive the protections of Section 1542 of the California Civil Code, which provides as follows:

                 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                 (b) Effective solely upon delivery of the original Senior Notes and Warrants to CSI for cancellation and termination against payment of the Senior Note and Warrant Consideration, Newco and CSI, on behalf of themselves, and on behalf of all predecessors, successors, assigns, representatives or agents, to the fullest extent permitted by law, hereby release each of the Purchasers and their respective successors and assigns (collectively, the "COMPANY RELEASEES"), from any and all obligations they would otherwise have relating to their investment in CSI (other than with respect to any obligations arising under this Agreement or the Registration Rights Agreement) (the "COMPANY RELEASED CLAIMS").

                 (c) Each of the parties hereto acknowledges that it may hereafter discover facts in addition to, or different from, those which it now knows or believes to be true with respect to the subject matter of this Agreement, the Purchaser Released Claims and the Company Released Claims, as applicable, but that notwithstanding the foregoing, it is its intention that this release, upon becoming effective, operate to fully, finally, completely and forever settle and release each Purchaser Releasee and Company Releasee, as applicable, from each, every and all of the Purchaser Released Claims and the Company Released Claims, as applicable, and that in furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases, notwithstanding the discovery or existence of any such additional or different facts.

                 (d) The Purchasers warrant and represent to each other that as to any Purchaser Released Claim, the Purchaser releasing same is the sole and absolute owner thereof, free and clear of all other rights and interests therein and has the right, ability and sole power to release such Purchaser Released Claims.

                 (e) The Purchasers agree to hold harmless and indemnify the Purchaser Releasees from any liability or claim asserted by a Purchaser or any of their Affiliates against a Purchaser Releasee which is based on a claim which the Purchasers purported to release hereunder. Each of CSI and Newco agrees to hold harmless and indemnify the Company Releasees from any liability or claim asserted by CSI or Newco or any of their Affiliates against a Company Releasee which is based on a claim which the CSI and Newco purported to release hereunder.

                 (f) Each Purchaser hereby acknowledges, agrees and gives its consent that there shall be no price-based anti-dilution adjustments as a result of the transactions contemplated by this Agreement or the Merger Agreement to any warrants held by it.

         6. RIGHT TO DESIGNATE DIRECTOR. After the Conversion Time, so long as the Purchasers continue to beneficially own at least 10% of Newco's outstanding capital stock, calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, the Purchasers shall have the right, but not the obligation, to designate one director (the "PURCHASER DESIGNEE") for election to Newco's Board of Directors and Newco shall cause such Purchaser Designee to be nominated for election at any meeting of stockholders at which directors in the class of which such Designee is a member are being voted upon.

         7. TERMINATION OF TRANSACTION DOCUMENTS. The Purchasers hereby agree and acknowledge that by virtue of and conditioned upon the consummation of the Mergers (and payment of the Senior Note and Warrant Consideration), as of the Effective Time, the Purchase Agreement and the Ancillary Agreements shall be automatically terminated and shall be of no further force or effect, and the Purchasers authorize CSI, Newco or any of its respective representatives to file (at the expense of CSI or Newco) any documents necessary to effect such termination.

         8. AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT. Concurrently with the execution of this Agreement, the Purchasers and CSI shall enter into a Second Amended and Restated Registration Rights Agreement among CSI and the investors party thereto, in the form attached hereto as EXHIBIT E. The Second Amended and Restated Registration Rights Agreement shall be effective immediately prior to the Effective Time. In accordance with Section 7.2 of the Second Amended and Restated Rights Agreement, upon the Effective Time, Newco hereby agrees to assume the rights and obligations of CSI thereunder.

         9. DELIVERY OF SENIOR NOTES AND WARRANTS. As of the Conversion Time, the Purchasers shall deliver the original Senior Notes and Warrants to Newco for cancellation and termination, together with such instruments as may be reasonably requested by CSI or Newco to terminate the Purchasers' security interest under the Security Agreement, against payment of the Senior Note and Warrant Consideration.

         10.     REPRESENTATIONS AND WARRANTIES; COVENANTS.

                 (a) Each Purchaser, severally and not jointly, hereby represents and warrants to CSI and Newco that (i) it is the true and lawful owner of each Senior Note set forth on EXHIBIT A and each Warrant set forth on EXHIBIT B, and (ii) each Senior Note set forth on EXHIBIT A and each

Warrant set forth on EXHIBIT B is free and clear of all liens, restrictions, charges, adverse claims and encumbrances whatsoever (other than under state and federal securities laws). Additionally, subject to expiration of the applicable waiting period(s) under the HSR Act, if any, each Purchaser, severally and not jointly, hereby makes the representations and warranties with respect to the Shares and this Agreement as previously made with respect to the Senior Notes and Warrants and the Purchase Agreement, respectively, in Section 3 of the Purchase Agreement.

                 (b) CSI and Newco, severally and not jointly, hereby represents and warrants to the Purchasers that (i) such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) such Person has the right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement and its directors, members, managers, officers or agents executing and delivering this Agreement are duly authorized to do so, (iii) this Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (iv) the execution, delivery and performance by such Person of this Agreement will not violate the organizational documents of such Person, (v) the execution, delivery and performance by such Person of this Agreement has been duly authorized by all requisite organizational action on the part of such Person and do not and will not violate, contravene or constitute a default under any law or any order of any court, governmental authority or arbitrator, in each case where such violation, contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (vi) no authorization, approval or consent of, and no filing or registration with, any court, governmental authority or third Person is or will be necessary for the execution, delivery or performance by such Person of this Agreement or the validity or enforceability thereof, except for such approvals which will have been obtained prior to the Closing or will not have been required to be obtained prior to the Closing.

                 (c) To the extent applicable, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Note and Warrant Conversion as promptly as practicable following the determination that such a filing is applicable and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

         11. FURTHER ASSURANCES. Each party hereto will, upon request of another party hereto, execute and deliver any additional documents reasonably requested by such requesting party as may be necessary or desirable to consummate the transactions contemplated hereby.

         12. MISCELLANEOUS. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing signed by Newco, CSI and the Purchasers holding a majority of the outstanding principal amount of the Senior Notes. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement, the Merger Agreement and the Registration Rights Agreement constitute the entire agreements with respect to the subject matter hereof and supercede all prior agreements and undertakings, both written and oral, among the parties, or of any of them, with respect to the subject matter hereof, and, except as otherwise expressly provided herein, it is not intended to confer upon any other person any rights or remedies hereunder. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed in the state. This Agreement may be executed in one or more counterparts (including by facsimile), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         13. TERMINATION. Each party's obligations under this Agreement are subject to, and contingent upon, consummation of the Mergers. In the event that the Merger Agreement is terminated, the parties hereto shall have no further obligations with respect to this Agreement. Either party may terminate this Agreement if the Effective Time shall not have taken place by December 31, 2005, in which case the parties hereto shall have no further obligations with respect to this Agreement.

         14. FEES AND EXPENSES. Each party hereto shall bear the cost of its own fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Merger Agreement, including, but not limited to, its legal fees and disbursements; PROVIDED, HOWEVER, that CSI (i) shall reimburse the Purchasers for any filing fees under the HSR Act and (ii) shall reimburse the Purchasers for any filing fees incurred in connection with Sections 7 and 9 of this Agreement and up to an aggregate of $5,000 in legal fees related thereto.

         IN WITNESS WHEREOF, the undersigned have executed this Senior Note and Warrant Conversion Agreement as of the date first written above.

                                    NEWCO

                                         CSQ HOLDING COMPANY


                                         By:   /s/ John R. Hinson
                                               ---------------------------

                                         Its:  Chief Executive Officer
                                               ---------------------------



                                    CSI

                                         CARDIAC SCIENCE, INC.


                                         By:   /s/ Raymond W. Cohen
                                               ---------------------------

                                         Its:  CEO
                                               ---------------------------



                                    PURCHASERS


                                         PERSEUS ACQUISITION/RECAPITALIZATION
                                         FUND, L.L.C.


                                         By:   /s/ Ray E. Newton III
                                               ---------------------------

                                         Its:  Managing Director
                                               ---------------------------



                                         PERSEUS MARKET OPPORTUNITY FUND, L.P.


                                         By:   /s/ Ray E. Newton III
                                               ---------------------------

                                         Its:  Managing Director
                                               ---------------------------


                                         CARDIAC SCIENCE CO-INVESTMENT, L.P.


                                         By:   /s/ Ray E. Newton III
                                               ---------------------------

                                         Its:  Managing Director
                                               ---------------------------

                                    EXHIBIT A

                                  SENIOR NOTES

-----------------------------------------------------------------------------------------------------------
                            NAME                                 NOTE NO.              PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                  N-1                     $21,788,285
-----------------------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                              N-2                      20,279,237
-----------------------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                N-3                       7,932,478
-----------------------------------------------------------------------------------------------------------
         TOTAL:                                                                            $50,000,000
-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                    WARRANTS

-------------------------------------------------------------------------------------------------------
                            NAME                                  WARRANT NO.            SHARES
-------------------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                     W-1                4,357,657
-------------------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                                 W-2                4,055,847
-------------------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                   W-3                1,586,496
-------------------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                     W-4                1,318,911
-------------------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                                 W-5                1,227,564
-------------------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                   W-6                  480,177
-------------------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                     W-7                  179,526
-------------------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                                 W-8                  167,086
-------------------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                   W-9                   65,335
-------------------------------------------------------------------------------------------------------
         TOTAL:                                                                         13,438,599
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                               CASH PAYMENT AMOUNT


----------------------------------------------------------------------------------------------
                             NAME                                    CASH PAYMENT AMOUNT
----------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                             $ 8,715,314
----------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                                           8,111,695
----------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                             3,172,991
----------------------------------------------------------------------------------------------
         TOTAL:                                                               $20,000,000
----------------------------------------------------------------------------------------------

                                    EXHIBIT D

                                NUMBER OF SHARES


----------------------------------------------------------------------------------------------
                             NAME                                     NUMBER OF SHARES
----------------------------------------------------------------------------------------------
Perseus Acquisition/Recapitalization Fund, L.L.C.                               1,239,281
----------------------------------------------------------------------------------------------
Perseus Market Opportunity Fund, L.P.                                           1,153,448
----------------------------------------------------------------------------------------------
Cardiac Science Co-Investment, L.P.                                               451,186
----------------------------------------------------------------------------------------------
         TOTAL:                                                                 2,843,915
----------------------------------------------------------------------------------------------

                                    EXHIBIT E


            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT